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Exhibit Description: Registration Rights Agreement between Charles A. Koppelman and Martha Stewart Living Omnimedia, Inc. dated January 24, 2005

                                                                    EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT

                                     Between

                      MARTHA STEWART LIVING OMNIMEDIA, INC.

                                       and

                              CHARLES A. KOPPELMAN

                          Dated as of January 24, 2005

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            REGISTRATION RIGHTS AGREEMENT, dated as of January 24, 2005, between
MARTHA STEWART LIVING OMNIMEDIA, INC. (the "Company") and CHARLES A. KOPPELMAN ("Holder").

            WHEREAS, pursuant to the terms of a Consulting Agreement, dated as of the date hereof (the "Consulting Agreement"), the Corporation has agreed, subject to certain terms and conditions, to grant to Holder (i) 50,000 restricted shares of Class A Common Stock, par value $.01 per share, of the Company (the "Class A Stock"), and (ii) options to purchase 200,000 shares of Class A Stock; and

            WHEREAS, in connection with the execution of the Consulting Agreement, the parties hereto desire to enter into this Agreement granting Holder certain rights to registration of shares of Class A Stock;

            NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto agree as follows:

1. Certain Definitions.

            As used in this Agreement, the following terms shall have the meanings ascribed to them below:

            "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any time.

            "Person" shall mean any natural person, corporation, partnership, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

            "Registrable Securities" shall mean any shares of Class A Stock held by Holder, including 500,000 shares purchased from ValueAct Capital Partners, LP on September 30, 2004 and shares issuable upon exercise of options to purchase Class A Stock or hereafter acquired by Holder (and any shares issued upon any subdivision, combination or reclassification of such shares or any stock dividend in respect of any of such shares).

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any time.

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2. Registration Under Securities Act, etc.

      2.1. Demand Registrations.

            (a) At any time Holder shall have the right to require the Company to file a registration statement under the Securities Act covering all or part of the Registrable Securities, by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by Holder and the intended method of distribution thereof. The request pursuant to this Section 2.1(a) is referred to herein as a "Demand Registration Request," and the registration requested is referred to herein as a "Demand Registration."

            (b) The Company shall, as expeditiously as possible following a Demand Registration Request, use its commercially reasonable efforts to (A) effect such registration under the Securities Act of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution, and (B) if requested by Holder, obtain acceleration of the effective date of the registration statement relating to such registration.

            (c) The registration right granted to Holder in Section 2.1(a) is subject to the following limitations: (i)(x) the Company shall not be required to effect more than one effective registrations under Section 2.1(a) for Holder; and (ii) if the Board of Directors of the Company, in its good faith judgment, determines that any registration should not be made because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving the Company or any of its subsidiaries or would otherwise be seriously detrimental to the Company and its subsidiaries (a "Valid Business Reason"), the Company may postpone filing a registration statement relating to a Demand Registration Request until such Valid Business Reason no longer exists. If the Company shall give any notice of postponement of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such postponement no longer exists, use its commercially reasonable efforts to effect the registration under the Securities Act of the securities covered by the postponed registration statement in accordance with this Section 2.1 (unless Holder shall have withdrawn such request and, in that case, the Company shall not be considered to have effected an effective Demand Registration for the purposes of this Section 2.1(a)).

      2.2. Piggyback Registrations.

            (a) If, at any time, the Company proposes or is required to register any of its equity securities under the Securities Act (other than pursuant to registrations solely of securities in connection with an employee benefit plan or dividend reinvestment plan

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or a merger or other business combination) pursuant to a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect), whether or not for its own account, the Company shall give prompt written notice of its intention to do so to Holder. Upon the written request of Holder, made within 20 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by Holder and the intended method of distribution thereof), the Company shall, subject to Sections 2.2(b), 2.3 and 2.6 hereof, use its commercially reasonable efforts to cause all such Registrable Securities to be registered under the Securities Act (with the securities which the Company at the time proposes to register) to permit the sale or other disposition by Holder (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. No registration effected under this
Section 2.2(a) shall relieve the Company of its obligations to effect a Demand Registration upon request under Section 2.1.

            (b) If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to Holder and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holder under Section 2.1, and (ii) in case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

            (c) Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

      2.3. Allocation of Securities Included in Registration Statement.

            (a) If any registration pursuant to Section 2.2 involves an underwritten offering and the managing underwriter shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the "Sale Number") that can be sold in an orderly manner in such registration within a price

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range acceptable to the Company or other Person(s) demanding such registration, the Company shall include in such registration:

                  (i) first, all Class A Stock or securities convertible into, or exchangeable or exercisable for, Class A Stock that the Company proposes to register for its own account or for the account of the Person(s) demanding such registration (the "Company Securities"), and

                  (ii) second, to the extent that the number of Company Securities is less than the Sale Number, all Registrable Securities requested to be included by Holder and all shares of Class A Stock requested to be included by any other stockholders of the Company entitled to exercise piggyback registration rights, allocated pro rata among Holder and such other stockholders, based upon the proportion which the number of shares requested to be included in such registration by each such Person bears to the aggregate number of Registrable Securities and shares of Class A Stock requested to be included in such registration by all such Persons.

      2.4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its commercially reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible:

            (a) prepare and file with the Commission a registration statement on an appropriate registration form of the Commission for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form (i) shall be selected by the Company and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and the Company shall use its commercially reasonable efforts to cause such registration statement to become and remain effective (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish to the counsel of Holder and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel;

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period (which shall not be required to exceed 120 days in the case of a registration pursuant to Section 2.1 or 90 days in the case of a registration pursuant to Section 2.2) as Holder shall reasonably request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such

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registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

            (c) furnish, without charge, to Holder such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents, as Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by Holder in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

            (d) promptly notify Holder (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; and (v) of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and, if the notification relates to an event described in clause (v), Company shall promptly prepare and furnish to Holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

            (e) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange;

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            (f) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement; and

            (g) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

            The Company may require as a condition precedent to the Company's obligations under this Section 2.4 that Holder furnish the Company such information regarding Holder and the distribution of such securities as the Company may from time to time reasonably request provided that such information shall be used only in connection with such registration.

            Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (iii), (iv) and (v) of paragraph (d) of this Section 2.4, Holder will discontinue his disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (d) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period mentioned in paragraph (b) of this
Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (d) of this Section 2.4.

      2.5. Registration Expenses. Subject to the last sentence of this Section 2.5, the Company shall, whether or not any registration pursuant to this Agreement becomes effective, pay all expenses incident to the Company's performance of or compliance with this Article 2 (collectively, "Registration Expenses"), including (i) Commission, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing expenses, (iv) messenger and delivery expenses, (v) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal and accounting duties),
(vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration, the fees and disbursements of one counsel for Holder, (viii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company.

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The Company shall not be obligated to pay the Registration Expenses of more than one Demand Registration.

      2.6. Certain Limitations on Registration Rights. In the case of a registration under Section 2.2 if the Company has determined to enter into an underwriting agreement in connection therewith, all Registrable Securities to be included in such registration shall be subject to an underwriting agreement and Holder may not participate in such registration unless he agrees to sell his securities on the basis provided therein and completes and/or executes all questionnaires and other documents (other than powers of attorney) which must be executed in connection therewith.

      2.7. Indemnification.

            (a) In the event of any registration of any Registrable Securities pursuant to this Article 2, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, Holder, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which Holder may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse Holder for any legal or other expenses reasonably incurred by Holder in connection with investigating or defending any such Claim as such expenses are incurred; provided, that the Company shall not be liable to Holder in any such case to the extent such Claim or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of Holder specifically for use therein. Such indemnity and reimbursement of expenses shall remain

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in full force and effect regardless of any investigation made by or on behalf of
Holder and shall survive the transfer of such securities by Holder.

            (b) Holder shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph
(a) of this Section 2.7) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder or underwriter, specifically stating that it is for use in such registration statement, preliminary, final or summary prospectus or amendment or supplement or document incorporated by reference into any of the foregoing; provided, however, that the aggregate amount which Holder shall be required to pay pursuant to this Section 2.7(b) and Sections 2.7(c) and (e) shall be limited to the amount of the net proceeds received by Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of securities by such Holder.

            (c) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.7, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.7 and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article 2, except to the extent the indemnifying party is materially prejudiced thereby. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps

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necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be a conflict of interest between the indemnified party and the indemnifying party or there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be a conflict of interest between any indemnified parties or legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

            (d) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 2.7(a), (b) or
(c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from such offering of securities. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required by subsection (c) above and the indemnifying party is materially prejudiced thereby, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the

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parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 2.7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.7(d). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.7(d) to the contrary, Holder shall not be required pursuant to this Section 2.7(d) to contribute any amount in excess of the net proceeds received by Holder from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made pursuant to Sections 2.7(b).

            (e) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by Holder.

            (f) The indemnification and contribution required by this Section
2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

      2.8. Limitations on Registrations of Registrable Securities. The Company shall not be required to effect any registration of Registrable Securities pursuant to Section 2.1 or 2.2 hereof if it shall deliver to Holder an opinion of counsel (which opinion and counsel shall be reasonably satisfactory to Holder) to the effect that the Registrable Securities requested to registered by Holder may be sold immediately in the public market without registration under the Securities Act and any applicable state securities laws.

3. Underwritten Offerings.

      In the case of the registration pursuant to Section 2.2 hereof, if the Company shall have determined to enter into any underwriting agreements in connection therewith, all of Holder's Registrable Securities to be included in such registration shall be subject to such underwriting agreements. Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of Holder. Such underwriting agreement shall also contain such representations and warranties by, and other agreements on the part of, Holder as are customary in agreements of that type.

4. General.

      4.1. Rule 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities
Act), and will take such further action as Holder may reasonably request, all to the extent required from time to time to enable Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of Holder, the Company will deliver to Holder a written statement as to whether it has complied with such requirements.

      4.2. Notices and other Communications. All notices, consents, requests, instructions, approvals, documents and other communications provided for herein shall be duly given, if in writing and delivered personally, or sent by nationally recognized overnight courier service, to:

                   THE COMPANY:
                   Martha Stewart Living Omnimedia, Inc.
                   11 West 42nd Street
                   New York, New York 10019
                   Attention: General Counsel
                   Telecopy No. (864) 987-9903

                   HOLDER:
                   Charles A. Koppelman:
                   [ADDRESS]
                   [ADDRESS]

or to such other address as any party may, from time to time, designate in a written notice given in a like manner.

      4.3. Amendments. This Agreement may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the parties.

      4.4. Miscellaneous.

            (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and assigns, including collateral assigns of the parties hereto, whether so expressed or not.

            (b) If any term, provision, covenant or restriction of this Agreement or any exhibit hereto is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and such exhibits shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

            (c) Each of the parties hereto acknowledges and agrees that irreparable damage would occur in the event that the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they may be entitled at law or equity.

            (d) This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            (e) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO

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ITS RESPECTIVE ADDRESS SET FORTH IN THIS AGREEMENT SHALL BE EFFECTIVE SERVICE OF
PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO
THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                                           MARTHA STEWART LIVING OMNIMEDIA, INC.

                                           By: /s/ James Follo
                                               ---------------------------------

                                           Name: James Fullo
                                           Title: Chief Financial officer

                                           /s/ Charles A. Koppelman
                                           -------------------------------------
                                           CHARLES A. KOPPELMAN